NATIXIS INCOME FUNDS

Supplement dated September 15, 2008, to Natixis Income Funds Statement of Additional Information-Part I

dated February 1, 2008, as may be revised and supplemented from time to time.

This document supplements the Natixis Funds Statement of Additional Information Part I dated February 1, 2008, as revised and supplemented from time to time (the “SAI”), to update certain information with respect to the Loomis Sayles High Income Fund and to update certain other information relating to all the Funds included in the SAI.

Effective immediately, the date of the SAI with respect to the Loomis Sayles High Income Fund is hereby amended to September 15, 2008. With respect to each other Fund included in the SAI, the date of the SAI Part I remains February 1, 2008.

Effective immediately, the second paragraph on the cover page is amended to include the following:

The Loomis Sayles High Income Fund’s financial statements and accompanying notes that appear in the Fund’s annual and semi-annual reports are incorporated by reference into Part I of this Statement. The Loomis Sayles High Income Fund’s annual and semiannual reports contain additional performance information and are available upon request and without charge by calling 800-225-5478 or by visiting the Fund’s website at www.funds.natixis.com.